UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2024

Spruce Biosciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39594	81-2154263
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

611 Gateway Boulevard, Suite 740 South San Francisco, California		94080
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (415) 655-4168

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SPRB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Chief Medical Officer

On December 20, 2024, Spruce Biosciences, Inc. (the “Company”) announced that the employment of Ralph William Charlton III, M.D., M.A.S, will cease as of December 31, 2024. In connection with Dr. Charlton’s departure, Dr. Charlton shall receive benefits pursuant to the Company’s Severance and Change in Control Plan, dated September 9, 2020, including an amount equal to nine months of salary continuation at his base salary rate, or $343,200, payable in a single lump sum payment and continued coverage under COBRA equal to nine months, in exchange for granting and not revoking a customary release of claims.

Kirk Ways, M.D., Ph.D., 73, who has served on the Company’s Board of Directors since June 2021, will serve as the Company’s interim Chief Medical Officer effective December 20, 2024. Dr. Ways most recently served as interim Chief Medical Officer of MBX Biosciences. From October 2018 to January 2021, Dr. Ways served as Chief Medical Officer of Nuvelution Pharma, Inc. (“Nuvelution”), a biopharmaceutical company. Prior to joining Nuvelution, Dr. Ways served as Development Head of Cardiovascular and Metabolism at Janssen Pharmaceuticals, Inc. (“Janssen”), a biopharmaceutical company. Prior to joining Janssen, Dr. Ways served in leadership capacities at several life sciences companies, including BioStratum Incorporated as Vice President and Chief Development Officer, Aventis, Inc. as Senior Global Medical Leader and Project Team Leader and Lilly Research Laboratories as a Research Fellow with responsibilities for the preclinical and clinical development for agents treating the chronic complications of diabetes. Prior to joining the pharmaceutical industry, Dr. Ways served as Director of the Diabetes Center, Vice Chairman for the Department of Internal Medicine, Endocrinology Section Head and Professor of Medicine at East Carolina School of Medicine. Dr. Ways has authored more than one hundred publications in the fields of diabetes and cancer. Dr. Ways earned his M.D. with honors and a Ph.D. in Pharmacology from the University of North Carolina and graduated with a B.A. magna cum laude from Bridgewater College.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPRUCE BIOSCIENCES, INC.

Date: December 27, 2024	By:	/s/ Samir Gharib
Samir Gharib
President and Chief Financial Officer